SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2003


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)


Pennsylvania                         1-448                           25-0661650
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of incorporation)                              Identification No.)



         260 North Elm Street
       Westfield, Massachusetts                                     01085
    (Address of principal executive                               (Zip Code)
               offices)



        Registrant's telephone number including area code (413) 568-9571






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Item 5.           OTHER EVENTS

                  This report contains forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.

         Certain statements in this Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are not historical facts but rather reflect the Company's current expectations concerning future results and events. The words "believes", "expects", "intends", "plans", "anticipates", "hopes", "likely", "will", and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

         Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

         The Lockformer Company ("Lockformer"), a division of the Company's second-tier subsidiary, Met-Coil Systems Corporation ("Met-Coil"), announced on Monday, July 14, 2003 that jury verdicts were reached on Friday, July 11, 2003 in connection with the matters collectively referred to as DeVane, et al. v. The Lockformer Company, et al. - Case No. 01 L 377 in the 18th Judicial Circuit Court in DuPage County, Illinois in favor of nine owners of six homes or properties located near Lockformer's manufacturing facility in Lisle, Illinois. This environmental litigation related to the release of trichloroethylene or "TCE" into soils and subsurface groundwater at the Lockformer facility.

         These cases were previously disclosed in filings with the Securities and Exchange Commission in the Company's Annual Reports on Form 10-K for the fiscal years ending December 31, 2001 and December 31, 2002, and on quarterly reports on Form 10-Q filed in 2002 and 2003, under "Legal Proceedings", in Management's Discussion and Analysis under "Environmental Disclosure" and in the "Commitments and Contingencies" footnote to the Company's financial statements.

         In total, the jury awarded the plaintiffs a total of $368,500 in compensatory damages for diminution of property damage to their respective homes or properties, along with a total of $2,000,000 in punitive damages in these cases. Management believes that the imposition of these awards materially and adversely affects the financial position of Met-Coil.

         Met-Coil is in consultation with its attorneys and is considering the filing of post-trial motions, appeals and other options at this time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MESTEK, INC.


Date:  July 14, 2003           By:  /s/Stephen M. Shea
                               -------------------------------------------
                               Stephen M. Shea
                               Senior Vice President - Finance
                               (Principal Financial and Accounting Officer)